UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2013

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 18, 2013, Navistar Financial Securities Corporation, as the seller (“NFSC”), Navistar Financial Corporation, as the servicer (“NFC”), and The Bank of Nova Scotia, as a managing agent and as a committed purchaser, Liberty Street Funding LLC, as a conduit purchaser, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser (collectively, the “Purchaser Parties”), entered into Amendment No. 1 to Note Purchase Agreement (the “Amendment”), which is attached as Exhibit 10.1 and incorporated by reference herein. The Amendment amends the Note Purchase Agreement, dated as of August 29, 2012, among NFSC, NFC and the Purchaser Parties (filed as Exhibit 10.2 to the registrant’s Form 8-K dated August 26, 2012 and filed on August 30, 2012. Commission File No. 001-09618), to extend the Scheduled Purchase Expiration Date to March 13, 2014.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

10.1	Amendment No. 1 to the Note Purchase Agreement, dated as of March 18, 2013, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, The Bank of Nova Scotia, as a managing agent and as a committed purchaser, Liberty Street Funding LLC, as a conduit purchaser, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION (Registrant)

By:	/s/ Andrew J. Cederoth
Name:	Andrew J. Cederoth
Title:	Executive Vice President and Chief Financial Officer

Dated: March 20, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to the Note Purchase Agreement, dated as of March 18, 2013, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, The Bank of Nova Scotia, as a managing agent and as a committed purchaser, Liberty Street Funding LLC, as a conduit purchaser, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser.